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                                                                    Exhibit 32.2


                                  CERTIFICATION




         I, Lawrence D. Ellis, Chief Financial Officer of The Med-Design Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002,18 U.S.C. Section 1350, that, to my knowledge:

         (1) The quarterly report on Form 10-Q for the period ended June 30, 2004, as amended by Amendment No. 1 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
                                  *     *     *




LAWRENCE D. ELLIS
-----------------
Lawrence D. Ellis
Chief Financial Officer

Date:  September 1, 2004